UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

WESTERN ASSET/CLAYMORE

INFLATION-LINKED OPPORTUNITIES & INCOME FUND (WIW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”). As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended June 30, 2014.

For the six-month period ended June 30, 2014, the Fund returned 6.56% based on its net asset value (“NAV”)i and 11.08% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned 3.99% and 6.35%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Details of Fund fees and expenses appear elsewhere in this report.

A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s high yield corporate bond exposure. We also reduced the Fund’s investment grade corporate bond exposure, largely in the Metals & Mining, Utilities and Financial sectors. We increased the Fund’s allocation to Brazilian inflation-linked bonds (“linkers”). We eliminated the Fund’s emerging market nominal government bond exposures to Panama, Peru, Philippines, Indonesia and Colombia. We also trimmed the Fund’s exposure to emerging market nominal government bonds in Brazil, Turkey, South Africa and Russia. Elsewhere, we initiated several high yield and investment grade bond relative value trades during the six-month period.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets, of approximately 21%, relatively unchanged during the six months ended June 30, 2014. The use of leverage was additive for results during the reporting period.

The largest contributors to the Fund’s absolute performance during the reporting period were our allocations to emerging market quasi-sovereign and nominal government bonds, as well as our emerging market linkers.

II	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

The Fund’s allocations to emerging market corporate bonds, as well as its allocations to developed market investment grade and high yield bonds, were also rewarded. They were supported by generally positive corporate earnings, declining interest rates and low defaults. Elsewhere, our developed country linkers were additive to the Fund’s absolute performance.

The largest detractors from the Fund’s absolute performance for the period were derivative instruments, in particular, U.S Treasury futures and options on U.S Treasury futures, as well as Euro-Dollar futures and options, which were utilized to manage the Fund’s yield curveiv positioning and durationv. Currency forwards, which were used to manage the Fund’s currency exposure, were also negative for results.

As of June 30, 2014, the Fund’s market price of $12.31 per share represented a discount of 11.44% to its NAV of $13.90 per share. In each month of the period, the Fund provided its investors with a distribution of $0.0335 per share. The most recent distribution represents an annualized distribution rate of 3.27% based on the Fund’s last closing market price of $12.31 as of June 30, 2014.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under the Fund’s investment policies, under normal market conditions and at the time of purchase, the Fund will invest:

•	At least 80% of its total managed assetsvi in inflation-linked securities

•	No more than 40% of its total managed assets in below investment grade securities

•

Up to 100% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 100% of its total assets in non-U.S. dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationvii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. The Fund may enter into total return swap contracts for investment purposes.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 34 of this

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	III

Letter to shareholders (cont’d)

report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/wiw.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

July 31, 2014

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	“Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

vii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

IV	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month

($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What was the inflationary environment during the reporting period?

A. While inflation ticked up, it remained relatively modest during the reporting period. For the six months ended June 30, 2014, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 2.27%. The CPI-U less food and energy was 1.34% over the same period. Inflation-protected securities generated strong results during the reporting period due to falling interest rates and expectations for rising inflation. During the six months ended June 30, 2014, the Barclays U.S. TIPS Indexvi gained 5.83%.

VI	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvii, gained 3.93% during the six months ended June 30, 2014.

Q. How did the high-yield bond market perform over the six months ended June 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period, gaining 5.46% for the six months ended June 30, 2014. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The asset class was volatile but generated extremely strong results during the six months ended June 30, 2014. The asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply from February through June 2014 as investor demand was generally robust. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix gained 9.10% during the six months ended June 30, 2014.

Performance review

For the six months ended June 30, 2014, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund returned 6.56% based on its net asset value (“NAV”)x and 11.08% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxi and the Barclays U.S. Government Inflation-Linked All Maturities Indexxii, returned 3.99% and 6.35%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxiii and the Fund’s Custom Benchmarkxiv returned 6.44% and 6.48%, respectively, over the same time frame.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	VII

Investment commentary (cont’d)

During this six-month period, the Fund made distributions to shareholders totaling $0.20 per share. As of June 30, 2014, the Fund estimates that 94.48% of the distributions were sourced from net investment income and 5.52% constitute realized capital gains.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2014 (unaudited)
Price Per Share	6-Month Total Return*
$13.90 (NAV)	6.56	%†
$12.31 (Market Price)	11.08	%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Thank you for your investment in Western Asset/Claymore Inflation-Linked Opportunities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

July 31, 2014

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations as well as social, economic and political risks. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.guggenheiminvestments.com/WIW.

VIII	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[x]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi	The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xii

The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xiii	The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xiv

The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index, 5% Barclays U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2014 and December 31, 2013 and does not include derivatives such as written options, forward foreign currency contracts, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

2	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIW	— Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2014

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 86.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	7,105,214	$8,607,853
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	38,158,524	44,958,487
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	28,151,720	32,409,668
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	24,915,200	34,990,284
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	2,340,650	2,953,242
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	18,745,220	27,403,169
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	5,823,636	7,409,214
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	21,194,371	27,178,475
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	40,556,660	38,177,119
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	11,990,879	10,885,464
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	10,349,094	11,382,389
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	158,430	164,544
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	123,182,165	129,870,587	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	33,033,779	33,900,916
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	25,519,020	27,917,399	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	11,480,150	11,874,780
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	548,990	614,569
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	34,307,080	37,418,835
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	48,504,258	50,103,395
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,770,496	4,119,855
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	6,072,440	6,839,086
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	15,546,503	17,036,775
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	3,716,851	4,026,104
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	26,661,609	28,084,246
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	54,544,426	54,906,655
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	7,298,064	7,347,669
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	67,306,958	67,075,557	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	6,519,040	6,645,346
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	3,236,721	3,354,052
Total U.S. Treasury Inflation Protected Securities (Cost — $714,715,198)				737,655,734
Asset-Backed Securities — 0.0%
Bayview Financial Acquisition Trust, 2004-C A1	0.780%	5/28/44	7,965	7,937	(b)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.552%	9/25/46	116,182	99,272	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.052%	10/27/32	8,331	7,964	(b)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	247,998	(b)(c)
Total Asset-Backed Securities (Cost — $249,762)				363,171

See Notes to Financial Statements.

4	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 1.9%
Countrywide Alternative Loan Trust, 2004-33 1A1	2.738%	12/25/34	6,721	$6,606	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.736%	12/25/34	7,922	7,978	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	0.995%	9/19/44	35,866	31,936	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	11,192,628	2,062,457
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	5,338,795	586,929
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	5,155,745	641,200
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.522%	2/25/37	204,204	126,842	(b)
Government National Mortgage Association (GNMA), 2010-159 IO, IO	0.784%	8/16/50	51,595,342	1,771,887	(b)
Government National Mortgage Association (GNMA), 2011-121 IO, IO	1.046%	6/16/43	28,909,340	1,245,964	(b)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.947%	9/16/46	26,765,006	1,350,348	(b)
Government National Mortgage Association (GNMA), 2011-152 IO, IO	1.339%	8/16/51	20,873,055	1,172,815	(b)
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.981%	3/16/49	12,894,294	795,475	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.859%	2/16/53	20,015,305	1,331,218	(b)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.037%	1/16/53	5,772,301	511,149	(b)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.859%	2/16/53	9,406,820	653,332	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.124%	9/16/44	9,047,781	693,833	(b)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.038%	6/16/55	14,587,498	1,030,359	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.384%	2/16/48	9,862,567	813,760	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.040%	9/16/55	9,680,938	731,404	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.541%	6/25/37	169,750	109,991	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	39,588	39,936	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.572%	6/25/44	24,750	23,194	(b)
Total Collateralized Mortgage Obligations (Cost — $14,953,826)				15,738,613
Corporate Bonds & Notes — 13.4%
Consumer Discretionary — 0.6%
Automobiles — 0.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	190,000	214,700

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.4%
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	2,735,000	$2,789,700	(c)
Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.500%	4/30/21	560,000	596,400
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000	1,174,250	(c)
Total Media				1,770,650
Total Consumer Discretionary				4,775,050
Consumer Staples — 0.2%
Media — 0.0%
SiTV LLC/SiTV Finance Inc., Senior Secured Notes	10.375%	7/1/19	200,000	205,000	(c)
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,480,000	1,509,600
Total Consumer Staples				1,714,600
Energy — 3.4%
Energy Equipment & Services — 0.2%
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	1,770,000	1,809,825	(c)
Oil, Gas & Consumable Fuels — 3.2%
Arch Coal Inc., Senior Notes	7.250%	6/15/21	440,000	321,200
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,000,000	1,122,500
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,100,000	1,204,500
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,000,000	2,220,200	(c)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,210,000	1,300,750
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	1,000,000	1,037,500
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	1,000,000	965,000	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	470,000	519,350
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	220,000	234,300
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	1,000,000	992,500	(c)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	440,000	443,300
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	290,000	303,775
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	500,000	515,000
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	1,500,000	1,402,950	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	2,490,000	2,471,325	(c)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,550,000	1,584,875
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	3,000,000	3,037,500
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	550,000	593,867	(c)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	3,000,000	3,075,000	(c)
Samson Investment Co., Senior Notes	10.750%	2/15/20	2,640,000	2,781,900	(c)

See Notes to Financial Statements.

6	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	830,000	$856,975	(c)
Total Oil, Gas & Consumable Fuels				26,984,267
Total Energy				28,794,092
Financials — 2.9%
Banks — 2.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	3,250,000	3,111,875	(b)(d)
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,720,000	1,824,822
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,000,000	4,566,000
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	3,250,000	3,117,969	(b)(d)
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,724,000	1,775,972
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	3,250,000	3,115,937	(b)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/4/14	6,060,000	5,878,200	(b)(d)
Total Banks				23,390,775
Consumer Finance — 0.1%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	1,090,000	1,181,287
Total Financials				24,572,062
Health Care — 1.2%
Health Care Equipment & Supplies — 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	3,000,000	3,116,250
Health Care Providers & Services — 0.8%
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,820,000	3,045,600
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	3,000,000	3,300,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	440,000	486,200	(c)
Total Health Care Providers & Services				6,831,800
Total Health Care				9,948,050
Industrials — 1.5%
Construction & Engineering — 0.7%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	2,180,000	2,241,627	(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,850,000	1,970,250	(c)
Modular Space Corp., Secured Notes	10.250%	1/31/19	671,000	706,228	(c)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,000,000	987,500	(c)
Total Construction & Engineering				5,905,605
Electrical Equipment — 0.4%
Interface Master Holdings Inc., Senior Notes	12.500%	8/1/18	3,000,000	3,033,750	(c)(e)
Machinery — 0.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	480,000	514,800	(c)

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Professional Services — 0.3%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	3,000,000	$3,030,000	(c)
Total Industrials				12,484,155
Information Technology — 0.4%
Software — 0.4%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	3,670,000	3,770,925	(c)
Materials — 2.0%
Construction Materials — 0.2%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	1,000,000	1,176,250	(c)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	760,000	817,000	(c)
Total Construction Materials				1,993,250
Containers & Packaging — 0.2%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	480,000	494,400	(c)(e)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,390,000	1,454,288
Total Containers & Packaging				1,948,688
Metals & Mining — 1.2%
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	1,000,000	1,011,250	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	650,000	699,562	(c)
Evraz Group SA, Senior Notes	6.750%	4/27/18	500,000	493,125	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000	1,608,750	(c)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	650,000	615,875	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	800,000	735,486
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,000,000	2,260,000
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,230,000	1,361,659
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	1,200,000	1,266,000	(c)
Total Metals & Mining				10,051,707
Paper & Forest Products — 0.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	2,150,000	2,139,250	(c)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	790,000	786,050
Total Paper & Forest Products				2,925,300
Total Materials				16,918,945
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.7%
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	440,000	484,000	(c)
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	4,080,000	5,134,439
Windstream Corp., Senior Notes	7.500%	4/1/23	330,000	357,225
Total Diversified Telecommunication Services				5,975,664

See Notes to Financial Statements.

8	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 0.3%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,000,000		$1,155,000
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,730,000		1,866,238	(c)
Total Wireless Telecommunication Services					3,021,238
Total Telecommunication Services					8,996,902
Utilities — 0.2%
Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,000,000		1,025,880	(c)
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	459,000		511,785	(c)
Total Utilities					1,537,665
Total Corporate Bonds & Notes (Cost — $109,152,583)					113,512,446
Non-U.S. Treasury Inflation Protected Securities — 11.9%
Australia — 1.0%
Australia Government Bond, Senior Bonds	2.500%	9/20/30	7,200,000	AUD	8,707,876	(c)
Brazil — 7.1%
Federative Republic of Brazil, Notes	6.000%	8/15/22	116,190,108	BRL	53,560,294
Federative Republic of Brazil, Notes	6.000%	8/15/50	15,069,517	BRL	6,753,560
Total Brazil					60,313,854
Canada — 1.3%
Government of Canada, Bonds	4.250%	12/1/26	7,768,430	CAD	10,738,933
Japan — 0.5%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	396,310,200	JPY	4,244,378
New Zealand — 1.0%
New Zealand Government Bond, Senior Bonds	2.000%	9/20/25	10,080,000	NZD	8,554,072
Sweden — 1.0%
Kingdom of Sweden, Bonds	0.250%	6/1/22	55,580,000	SEK	8,437,882
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $99,031,886)					100,996,995
Sovereign Bonds — 6.9%
Argentina — 0.2%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,370,000		1,301,470
Brazil — 1.1%
Federative Republic of Brazil, Notes	10.000%	1/1/17	21,113,000	BRL	9,235,492
Mexico — 4.3%
United Mexican States, Bonds	6.500%	6/9/22	395,995,000	MXN	32,442,837
United Mexican States, Bonds	8.000%	6/11/20	48,510,000	MXN	4,298,905
Total Mexico					36,741,742

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	3,633,925	$4,208,594	(c)
South Africa — 0.3%
Republic of South Africa, Senior Notes	5.875%	9/16/25	2,140,000	2,378,610
Turkey — 0.1%
Republic of Turkey, Notes	4.875%	4/16/43	1,000,000	940,000
Venezuela — 0.4%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	4,305,000	3,723,825	(c)
Total Sovereign Bonds (Cost — $56,507,531)				58,529,733
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Notes (Cost — $218,615)	2.750%	11/15/23	220,000	225,483

			Shares
Preferred Stocks — 0.3%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		48,725	1,330,193	(b)
Industrials — 0.2%
Trading Companies & Distributors — 0.2%
General Finance Corp.	8.125%		54,400	1,376,320
Total Preferred Stocks (Cost — $2,682,884)				2,706,513

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Put @ $119.00		7/25/14	453	77,860
U.S. Treasury 5-Year Notes Futures, Put @ $118.75		8/22/14	452	109,469
U.S. Treasury 30-Year Bonds Futures, Put @ $131.00		7/25/14	907	28,344
U.S. Treasury 30-Year Bonds Futures, Put @ $132.00		7/25/14	909	42,609
Total Purchased Options (Cost — $580,422)				258,282
Total Investments before Short-Term Investments (Cost — $998,092,707)				1,029,986,970

See Notes to Financial Statements.

10	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 2.3%
Repurchase Agreements — 2.3%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/14; Proceeds at maturity — $19,700,033; (Fully collateralized by U.S. government agency obligations, 1.700% due 11/21/18; Market value — $20,101,957) (Cost — $19,700,000)	0.060%	7/1/14	19,700,000	$19,700,000
Total Investments — 123.4% (Cost — $1,017,792,707#)				1,049,686,970
Liabilities in Excess of Other Assets — (23.4)%				(199,217,864)
Total Net Assets — 100.0%				$850,469,106

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Put (Premiums received — $231,277)	8/22/14	$119.00	338	$105,625

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $1,017,792,707)	$1,049,686,970
Foreign currency, at value (Cost — $1,830,205)	1,844,375
Cash	16,469,115
Interest receivable	7,696,062
Deposits with brokers for open futures contracts	1,799,690
OTC swaps, at value (premiums received — $0)	710,926
Deposits with brokers for open purchased options contracts	729,285
Foreign currency collateral for open futures contracts, at value (Cost — $616,536)	617,334
Deposits with brokers for open written options contracts	298,243
Unrealized appreciation on forward foreign currency contracts	206,809
Receivable for securities sold	93,120
Prepaid expenses	38,867
Total Assets	1,080,190,796

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	196,547,414
Payable for securities purchased	30,212,999
Unrealized depreciation on forward foreign currency contracts	1,889,786
Investment advisory fee payable	513,361
Payable to broker — variation margin on open futures contracts	186,386
Written options, at value (premiums received — $231,277)	105,625
Interest payable	35,372
Administration fee payable	34,224
Trustees’ fees payable	23,510
Accrued expenses	173,013
Total Liabilities	229,721,690
Total Net Assets	$850,469,106

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding (Note 5)	844,376,761
Undistributed net investment income	2,655,872
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(26,824,158)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	30,260,631
Total Net Assets	$850,469,106
Shares Outstanding	61,184,134
Net Asset Value	$13.90

See Notes to Financial Statements.

12	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Interest	$18,517,754

Expenses:
Investment advisory fee (Note 2)	3,043,841
Administration fees (Note 2)	202,923
Interest expense (Note 3)	146,004
Transfer agent fees	88,991
Legal fees	52,056
Trustees’ fees	50,748
Fund accounting fees	37,471
Stock exchange listing fees	35,839
Shareholder reports	22,556
Audit and tax	20,539
Custody fees	17,447
Insurance	8,407
Miscellaneous expenses	2,954
Total Expenses	3,729,776
Net Investment Income	14,787,978

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,905,516)
Futures contracts	(7,415,510)
Written options	2,805,709
Swap contracts	(902,894)
Foreign currency transactions	(928,775)
Net Realized Loss	(11,346,986)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	51,525,680
Futures contracts	(3,038,484)
Written options	93,530
Swap contracts	2,241,801
Foreign currencies	(1,725,512)
Change in Net Unrealized Appreciation (Depreciation)	49,097,015
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	37,750,029
Increase in Net Assets From Operations	$52,538,007

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$14,787,978	$9,559,280
Net realized gain (loss)	(11,346,986)	7,279,801
Change in net unrealized appreciation (depreciation)	49,097,015	(95,255,441)
Increase (Decrease) in Net Assets from Operations	52,538,007	(78,416,360)

Distributions to Shareholders From (Note 1):
Net investment income	(11,621,507)	(9,574,393)
Net realized gains	(676,504)	(15,021,629)
Decrease in Net Assets from Distributions to Shareholders	(12,298,011)	(24,596,022)
Increase (Decrease) in Net Assets	40,239,996	(103,012,382)

Net Assets:
Beginning of period	810,229,110	913,241,492
End of period*	$850,469,106	$810,229,110
*Includesundistributed (overdistributed) net investment income, respectively, of:	$2,655,872	$(510,599)

See Notes to Financial Statements.

14	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2014

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$52,538,007
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(249,097,253)
Sales of portfolio securities	268,621,924
Net purchases, sales and maturities of short-term investments	(19,700,000)
Proceeds from sales of purchased options	(2,369,617)
Cash paid for purchased options	(580,422)
Net amortization of premium (accretion of discount)	(5,962,578)
Increase in receivable for securities sold	(93,120)
Increase in interest receivable	(180,555)
Decrease in receivable from broker — variation margin on open futures contracts	562,253
Increase in prepaid expenses	(9,809)
Decrease in receivable from principal paydown	2,519
Decrease in deposits with brokers for open futures contracts	1,067,947
Increase in foreign currency collateral for open futures contracts	(245,892)
Decrease in deposits with brokers for OTC swap contracts	2,100,000
Decrease in net premiums received for OTC swap contracts	(635,029)
Decrease in payable for open OTC swap contracts	(37,917)
Increase in payable for securities purchased	30,212,999
Decrease in investment advisory fee payable	(1,334)
Increase in Trustees’ fees payable	23,510
Decrease in administration fee payable	(89)
Decrease in interest payable	(22,138)
Increase in accrued expenses	59,426
Increase in premiums received from written options	179,046
Increase in payable to broker — variation margin on open futures contracts	186,386
Net realized loss on investments	4,905,516
Change in unrealized appreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	(52,059,164)
Net Cash Provided by Operating Activities*	29,464,616

Cash Flows from Financing Activities:
Distributions paid on common stock	(12,298,011)
Increase in payable for reverse repurchase agreements	306,853
Net Cash Used in Financing Activities	(11,991,158)
Net Increase in Cash	17,473,458
Cash at Beginning of Period	840,032
Cash at End of Period	$18,313,490

*	Included in operating expenses is cash of $168,142 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	15

Financial highlights

For a share of common stock outstanding throughout each year ended December 31, unless otherwise noted:
	2014[1,2]	2013[2]	2012[2]	2011[2]	2010[2]	2009[2]

Net asset value, beginning of period	$13.24	$14.93	$14.26	$13.27	$12.94	$11.39

Income (loss) from operations:
Net investment income	0.24	0.16	0.28	0.51	0.36	0.40
Net realized and unrealized gain (loss)	0.62	(1.45)	0.76	1.01	0.45	1.65
Total income (loss) from operations	0.86	(1.29)	1.04	1.52	0.81	2.05

Less distributions from:
Net investment income	(0.19) [3]	(0.16)	(0.32)	(0.53)	(0.41)	(0.44)
Net realized gains	(0.01)	(0.24)	(0.05)	—	—	—
Return of capital	—	—	—	—	(0.07)	(0.06)
Total distributions	(0.20)	(0.40)	(0.37)	(0.53)	(0.48)	(0.50)

Net asset value, end of period	$13.90	$13.24	$14.93	$14.26	$13.27	$12.94

Market price, end of period	$12.31	$11.27	$13.20	$12.61	$12.53	$12.04
Total return, based on NAV[4,5]	6.56%	(8.74)%	7.35%	11.61%	6.30%	18.40%
Total return, based on Market Price[6]	11.08%	(11.77)%	7.64%	4.90%	8.12%	19.91%

Net assets, end of period (000s)	$850,469	$810,229	$913,241	$872,639	$811,717	$791,708

Ratios to average net assets:
Gross expenses	0.91%[7]	0.75%	0.69%	0.68%	0.75%	0.95%
Net expenses[8]	0.91 [7]	0.75	0.69	0.68	0.75	0.95
Net investment income	3.60 [7]	1.11	1.92	3.70	2.75	3.27

Portfolio turnover rate	25%	112%	91%	61%	48%	41%

[1]	For the six months ended June 30, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

18	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$737,655,734	—	$737,655,734
Asset-backed securities	—	363,171	—	363,171
Collateralized mortgage obligations	—	15,738,613	—	15,738,613
Corporate bonds & notes	—	113,512,446	—	113,512,446
Non-U.S. treasury inflation protected securities	—	100,996,995	—	100,996,995
Sovereign bonds	—	58,529,733	—	58,529,733
U.S. government & agency obligations	—	225,483	—	225,483
Preferred stocks	$2,706,513	—	—	2,706,513
Purchased options	258,282	—	—	258,282
Total long-term investments	$2,964,795	$1,027,022,175	—	$1,029,986,970
Short-term investments†	—	19,700,000	—	19,700,000
Total investments	$2,964,795	$1,046,722,175	—	$1,049,686,970
Other financial instruments:
Futures contracts	$205,206	—	—	$205,206
Forward foreign currency contracts	—	$206,809	—	206,809
OTC total return swaps	—	710,926	—	710,926
Total other financial instruments	$205,206	$917,735	—	$1,122,941
Total	$3,170,001	$1,047,639,910	—	$1,050,809,911

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$105,625	—	—	$105,625
Futures contracts	1,041,034	—	—	1,041,034
Forward foreign currency contracts	—	$1,889,786	—	1,889,786
Total	$1,146,659	$1,889,786	—	$3,036,445

†	See Schedule of Investments for additional detailed categorizations.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures

20	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2014, see Note 4.

22	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

24	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,995,411. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2014, the

26	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $298,243, which could be used to reduce the required payments.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2014 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Guggenheim Funds Investment Advisors, LLC (“Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with Western Asset Management Company (“Investment Manager”), pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) are also the Fund’s investment managers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain investment management services to the Fund relating to currency transactions and investment in non- U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (“Administrator”), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

28	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$163,772,879	$85,324,374
Sales	101,814,229	166,807,695

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$39,180,830
Gross unrealized depreciation	(7,286,567)
Net unrealized appreciation	$31,894,263

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$161,970,240	0.18%	$196,547,414

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.12% to 0.25% during the six months ended June 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $146,004.

At June 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount
Deutsche Bank	0.15%	5/14/2014	8/20/2014	$73,950,000
Morgan Stanley	0.14%	5/14/2014	8/20/2014	36,712,500
Barclays Capital	0.13%	5/14/2014	8/20/2014	29,648,483
Morgan Stanley	0.14%	5/14/2014	8/20/2014	26,373,529
Barclays Capital	0.13%	5/27/2014	8/20/2014	29,862,902
				$196,547,414

On June 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $199,463,556.

During the six months ended June 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2013	429	$52,231
Options written	10,593	4,084,604
Options closed	(8,594)	(2,823,148)
Options exercised	(2,090)	(1,082,410)
Options expired	—	—
Written options, outstanding as of June 30, 2014	338	$231,277

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-day Eurodollar	332	12/16	$81,168,591	$81,360,750	$192,159
Contracts to Sell:
90-day Eurodollar	332	6/18	80,283,621	80,526,600	(242,979)
U.S. Treasury 5-Year Notes	336	9/14	39,976,744	40,138,875	(162,131)
U.S. Treasury 10-Year Notes	24	9/14	3,017,172	3,004,125	13,047
U.S. Treasury Long-Term Bonds	575	9/14	78,246,889	78,882,813	(635,924)
					(1,027,987)
Net unrealized depreciation on open futures contracts					$(835,828)

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank N.A.	29,831,306	$13,333,897	8/15/14	$206,809
Contracts to Sell:
Brazilian Real	Bank of America N.A.	60,220,000	27,146,358	7/16/14	(494,444)
Brazilian Real	Citibank N.A.	29,831,306	13,447,548	7/16/14	(224,451)
Brazilian Real	Citibank N.A.	52,700,000	23,756,444	7/16/14	(427,538)
Mexican Peso	Citibank N.A.	488,530,000	37,619,086	7/16/14	(148,807)
Canadian Dollar	Citibank N.A.	7,930,820	7,424,695	8/14/14	(162,571)
Canadian Dollar	Credit Suisse First Boston Inc.	2,152,048	2,014,710	8/14/14	(46,615)
Brazilian Real	Citibank N.A.	29,831,306	13,333,896	8/15/14	(222,963)
Brazilian Real	Citibank N.A.	9,493,295	4,206,399	9/15/14	(162,397)
					(1,889,786)
Net unrealized depreciation on open forward foreign currency contracts					$(1,682,977)

At June 30, 2014, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$33,400,000	5/16/19	2.174%*	CPURNSA	‡*	—	$289,459
Barclays Capital Inc.	33,400,000	5/16/24	2.465%*	CPURNSA	‡*	—	421,467
Total	$66,800,000					—	$710,926

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	One time payment at termination date.

At June 30, 2014, the Fund held collateral received from Barclays Capital Inc., in the amount of $902,097 on total return swap contracts valued at $710,926. Net exposure to the counterparty was $(191,171). Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

30	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$258,282	—	$258,282
Futures contracts[3]	205,206	—	205,206
Forward foreign currency contracts	—	$206,809	206,809
OTC swap contracts[4]	710,926	—	710,926
Total	$1,174,414	$206,809	$1,381,223

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$105,625	—	$105,625
Futures contracts[3]	1,041,034	—	1,041,034
Forward foreign currency contracts	—	$1,889,786	1,889,786
Total	$1,146,659	$1,889,786	$3,036,445

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(2,531,886)	—	—	$(2,531,886)
Written options	2,805,709	—	—	2,805,709
Futures contracts	(7,415,510)	—	—	(7,415,510)
OTC swap contracts	196,765	—	$(1,099,659)	(902,894)
Forward foreign currency contracts[2]	—	$(895,307)	—	(895,307)
Total	$(6,944,922)	$(895,307)	$(1,099,659)	$(8,939,888)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(320,746)	—	—	$(320,746)
Written options	93,530	—	—	93,530
Futures contracts	(3,038,484)	—	—	(3,038,484)
OTC swap contracts	710,926	—	$1,530,875	2,241,801
Forward foreign currency contracts[2]	—	$(1,801,847)	—	(1,801,847)
Total	$(2,554,774)	$(1,801,847)	$1,530,875	$(2,825,746)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$230,893
Written options	443,586
Futures contracts (to buy)	49,127,329
Futures contracts (to sell)	188,537,760
Forward foreign currency contracts (to buy)	5,516,407
Forward foreign currency contracts (to sell)	52,797,305

Average Notional Balance
Credit default swap contracts (to buy protection)†	$6,500,000
Total return swap contracts	28,614,286

†	At June 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$258,282	—	$258,282
OTC swap contracts	710,926	$(710,926)	—
Forward foreign currency contracts	206,809	—	206,809
Total	$1,176,017	$(710,926)	$465,091

32	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$105,625	$(105,625)	—
Futures contracts[5]	186,386	(186,386)	—
Forward foreign currency contracts	1,889,786	—	$1,889,786
Total	$2,181,797	$(292,011)	$1,889,786

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in investments at value in the Statement of Assets and Liabilities.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Trustee compensation

Each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

6. Distributions subsequent to June 30, 2014

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/15/2014	7/31/2014	$0.0335
8/15/2014	8/29/2014	$0.0335

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report	33

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 6, 2014. Of the 47,567,327 common shares outstanding on the record date for the meeting, the following shares were voted at the meeting:

Election of Trustee	For	Withheld
Michael Larson	44,516,453	3,050,874

34	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund 2014 Semi-Annual Report

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219. Investor Relations telephone number 1-888-888-0151.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	35

Dividend reinvestment plan (unaudited) (cont’d)

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://guggenheiminvestments.com/wiw), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

36	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset/Claymore

Inflation-Linked Opportunities & Income Fund

Trustees

Kenneth D. Fuller

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Kenneth D. Fuller

President

Charles A. Ruys de Perez

Vice President

Todd F. Kuehl

Chief Compliance Officer

Richard F. Sennett

Principal Financial and Accounting Officer and Treasurer

Mark E. Mathiasen

Secretary

Investment managers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Investment adviser

Guggenheim Funds Investment Advisors, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer agent

American Stock Transfer & Trust Company LLC

6201 15th Avenue,

Brooklyn, NY 11219

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

385 East Colorado Boulevard

Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at guggenheiminvestments.com/wiw and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX013851

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset for more than five years

Paul E. Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Dennis J. McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of June 30, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	103 registered investment companies with $184.8 billion in total assets under management	242 Other pooled investment vehicles with $92.3 billion in assets under management[1]	678 Other accounts with $179.1 billion in total assets under management[2]

Paul E. Wynn ‡	4 registered investment companies with $2.0 billion in total assets under management	6 Other pooled investment vehicles with $0.8 billion in assets under management	24 Other accounts with $3.8 billion in total assets under management[3]

Michael C. Buchanan‡	40 registered investment companies with $34.6 billion in total assets under management	58 Other pooled investment vehicles with $33.2 billion in assets under management[4]	186 Other accounts with $49.0 billion in total assets under management[5]

Keith J. Gardner‡	27 registered investment companies with $25.4 billion in total assets under management	26 Other pooled investment vehicles with $12.2 billion in assets under management[6]	151 Other accounts with $37.1 billion in total assets under management[7]

Dennis J. McNamara ‡	34 registered investment company with $138.3 billion in total assets under management	22 Other pooled investment vehicles with $10.8 billion in assets under management[8]	142 Other accounts with $51.5 billion in total assets under management[9]

1	Includes 9 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.
2	Includes 55 accounts managed, totaling $17.0 billion, for which advisory fee is performance based.
3	Includes 3 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.
4	Includes 4 accounts managed, totaling $0.8 billion, for which advisory fee is performance based.
5	Includes 20 accounts managed, totaling $7.8 billion, for which advisory fee is performance based.
6	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
7	Includes 19 accounts managed, totaling $7.8 billion, for which advisory fee is performance based.
8	Includes 1 account managed, totaling $0.3 billion, for which advisory fee is performance based.
9	Includes 8 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Trustee and President

Date: August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Trustee and President

Date: August 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: August 25, 2014